UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 6, 2012

NATIONAL BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

 (540) 951-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A supplements Item 5.02 of the Form 8-K filed by National Bankshares, Inc. (the “Company”) with the Securities and Exchange Commission on November 14, 2012 (the “Original Filing”).

In the Original Filing, the Company disclosed that its Board of Directors elected John E. Dooley to the Board to complete the unexpired term resulting from the death of Jack Wayne Bowling. The Original Filing contained all required disclosures pursuant to Item 5.02 of Form 8-K. The Company has issued a press release about Mr. Dooley’s election which contains his biographical information.

The press release is attached to this Current Report on Form 8-K/A.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits

99.1     National Bankshares, Inc. Press Release, dated December 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:    December 6, 2012

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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